Business Combination, Significant Transaction and Sale of Business (Details) - Summary of intangible assets associated with the acquisition and not the amortization - Acquisition of Thor Denmark Holding ApS and its subsidiaries [Member]
$ in Thousands
Nov. 30, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Summary of intangible assets associated with the acquisition and not the amortization [Line Items]
Developed technology	$ 10,517
Customer relationships	19,266
Backlog	163
Total intangible assets	$ 29,946